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THE SOUTHLAND CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR ELIGIBLE EMPLOYEES
1998 DEFERRAL ELECTION AGREEMENT


     This Deferral Election Agreement is made between The Southland
Corporation ("Southland") and                  ("Participant"),
                               --------------
SS#
    ----------------------
PART A - DEFERRAL ELECTION

     I elect to defer eligible compensation in the percentage indicated below pursuant to the terms of The Southland Corporation
Supplemental Executive Retirement Plan for Eligible Employees:

                   % of Eligible Compensation
          --------
                    (must be in whole percents from 1% to 12%)

PART B - DISTRIBUTION OF PLAN BENEFITS
  1. Southland shall pay the deferred income to the Participant on the earliest to occur of the following Triggering Events:
          (a) Retirement, (b) Death, (c) Disability, (d) Separation from employment,
or
          (e) On                   , 19   (must be at least three years
                -------------------     --
                                           after year in which income is
                                           deferred)

  2.     If payment is made due to (a) Retirement, (b) Death, (c)
Disability or (d) Separation from employment, I request that
Southland pay the deferred income to me in payments as follows:
SELECT EITHER A OR B:
     A.               In one lump sum;
            ----
                           ON THE 15TH OF THE MONTH FOLLOWING THE TRIGGERING
               -----       EVENT
                           ON THE 15TH OF JANUARY OF THE YEAR FOLLOWING
               -----       THE TRIGGERING EVENT
or
     B.              In annual installments until the entire deferred
           -----   income has been paid.
                         Number of installments (select up to a maximum
               -----     of 10 annual installments).
                         THE FIRST INSTALLMENT TO BE PAID
                              ON THE 15TH OF THE MONTH FOLLOWING THE
                    ----      TRIGGERING EVENT
                              ON THE 15TH OF JANUARY OF THE YEAR
                    ----      FOLLOWING THE TRIGGERING EVENT
                    (All subsequent installments shall be paid on the
                     15th of January each year)

     The rate of interest on the deferred income will be set at 120% of the applicable federal long-term rate, for compounding annually, published by the Internal Revenue Service. The rate will be set each December 1st for the following year.

     The Participant may select a beneficiary by completing the attached Designation of Beneficiary form.

     Nothing contained herein shall be construed as conferring upon the Participant the right to continue in the employ of Southland in any capacity.

     Any amount described in Part A shall be treated as compensation in the year it is earned for the purpose of computing other Southland benefits, group life, disability and other insurance coverages.

                                      1


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     The Participant and his/her beneficiary shall not have any property interest whatsoever in any specific assets of Southland. Nothing contained in this Deferral Election Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between Southland and the Participant, his/her beneficiary, or any other person.

     By signing this Deferral Election Agreement, the undersigned
Participant acknowledges the following:

     I have read the Memorandum containing a description of the SERP.

     I understand my deferral election continues as long as I am employed by Southland, unless I stop or change my deferral election prior to the beginning of any Plan year (within the limitations of the Plan.)

     I understand that my deferrals will remain general assets of The Southland Corporation until they are later paid to me. My right to payment is the same as any general, unsecured creditor of Southland.

     A portion of my deferrals will be eligible for the Southland matching contribution, if any, but there is no assurance that a matching contribution will be made.

     I have received a copy of the plan document which is also available for review in the Compensation and Benefits Department. I understand that the plan may be amended or terminated at any time by Southlands President and Chief Executive Officer or by the Board of Directors.

     By signing this form I agree to the election on this form and the terms of The Southland Corporation Supplemental Executive Retirement Plan for Eligible Employees. These elections will continue to be in effect unless I submit a new form for future Plan years, showing either a new election percentage or that I want to cease deferrals.


IN WITNESS WHEREOF, the parties have caused this agreement to be
executed effective as of this      day of December, 1997/or     day of
                             -----                         ----
January, 1998.


                              PARTICIPANT:


                              ---------------------------------------
WITNESS:                      (Signature)
                              Social Security #
                                               ----------------------
---------------------------


ATTEST:                              THE SOUTHLAND CORPORATION


                              BY
---------------------------       -----------------------------------
                              Name:
                                   ----------------------------------
                              TITLE:
                                    ---------------------------------



Please complete Designation of Beneficiary Form enclosed with this Deferral Election Agreement.

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